IMPORTANT NOTICE:

J.P. Morgan Securities Inc. (“JPMorgan”) and the Issuer make no warranties or representations of any kind with respect to the attached collateral information. In no event shall JPMorgan or the Issuer be liable for any use or reliance of such collateral information or for any inaccuracies or errors in such collateral information. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final offering memorandum relating to the securities.

		% of pool	average CLTV	CLTV above 80%	CLTV above 90%	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%
A	FICO below 600	14.71	81.21	100.00	0.00	81.36	96.88	7.634	17.02	0.00	9.11	41.41	39.34	42.1
	FICO below 580	8.78	81.23	100.00	74.67	86.54	96.74	8.172	19.04	0.00	0.93	42.32	42.79	53.75
	FICO below 560	11.74	75.93	100.00	100.00	87.98	98.29	8.311	21.10	3.31	0.39	41.28	40.81	38.25

		% of pool	average CLTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%
B	CLTV above 85%	22.92	89.63	34.86	19.68	68.53	94.57	7.697	13.96	2.74	14.14	41.54	37.79	100.00
	CLTV above 90%	9.32	94.85	32.96	9.58	71.94	99.82	8.324	10.45	0.00	3.02	42.58	44.61	100.00
	CLTV above 95%	1.09	99.91	15.10	0.00	86.30	100.00	8.043	13.41	0.00	0.00	43.43	56.31	100.00

		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	CLTV above 80%
C	DTI > 40%	23.27	81.56	26.51	13.04	54.55	97.30	7.438	11.13	0.50	19.85	43.15	0.00	40.09
	DTI > 45%	24.00	82.55	35.43	16.98	65.48	96.23	7.489	10.20	1.08	11.63	48.13	100.00	44.97
	DTI > 50%	11.98	82.59	48.65	29.39	81.95	95.91	7.769	10.85	2.29	4.33	53.31	100.00	52.95
	Average DTI

D		% of pool	average LTV	FICO <600	FICO < 575	% full doc	% owner occ	ave wac	% below 100k	% above 500k	% IO	ave DTI	DTI > 45%	LTV > 80%
	Non Owner Occ	4.56	78.09	20.74	9.75	49.35	0.00	7.932	23.89	3.44	5.59	38.63	30.61	46.21
	Stated Docs	-	-	-	-	-	-	-	-	-	-	-	-	-
	Loans below 100k	13.01	79.34	51.14	28.50	78.73	91.62	8.174	100.00	0.00	2.00	39.04	28.82	43.46
	IO Loans	13.17	81.85	11.14	0.96	70.35	98.07	6.947	1.98	3.16	100.00	40.73	25.13	35.29

E	When do IOs reset
	Months to next reset (arms only)	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA CLTV	WA FICO
	0 - 5	-	-	-	-	-	-	-
	6 - 11	3	595,354.94	0.13	8.676	347	81.35	645
	12 - 17	2	232,701.60	0.05	6.907	353	85	755
	18 - 23	938	152,819,362.89	34.29	7.437	359	81.53	612
	24 - 29	1,062	165,232,084.31	37.08	7.669	360	82.99	603
	30 - 35	151	24,473,584.21	5.49	7.311	359	82.42	625
	36 - 41	217	33,240,455.32	7.46	7.609	360	81.25	614
	54 - 59	-	-	-	-	-	-	-
	> = 60	-	-	-	-	-	-	-
	Total:	2,373	376,593,543.27	84.51	7.547	359	82.2	609

F	Is DTI off current mortgage rate for IO	YES

G	Summary of pool per grades
	Credit Grade	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO
	A3CG	1	207,000.00	0.05	7.625	360	90.00	658
	A4CG	1,556	254,289,648.11	57.06	7.234	356	82.62	634
	A4CP	112	17,483,939.55	3.92	8.202	358	89.43	628
	A4SR	29	4,401,475.87	0.99	7.413	355	80.58	633
	AMAL	340	46,654,810.46	10.47	7.813	357	79.19	578
	AMAP	76	10,526,592.10	2.36	8.903	360	92.85	582
	AMSR	8	941,600.00	0.21	7.916	360	72.64	592
	AXAL	355	55,895,544.39	12.54	7.414	356	79.06	594
	AXAP	29	4,672,457.22	1.05	8.174	358	91.11	611
	AXSR	6	915200	0.21	8.099	360	86.47	617
	B AL	165	23194943.79	5.2	8.055	358	76.08	558
	B AP	53	5,447,192.65	1.22	9.004	359	89.38	563
	B SR	7	1396150	0.31	7.798	360	67.42	584
	C AL	94	10,817,895.18	2.43	8.484	357	72.92	550
	CMAL	60	8,003,711.21	1.80	9.039	359	64.93	523
	CMAP	7	790,070.06	0.18	10.324	359	73.31	514
	Total:	2,898	445,638,230.59	100.00	7.544	357	81.51	612

H	What are top 10 cities and average strats for each
	Top 10 Cities of Overall Pool	Count	Balance ($)	% of Balance	WAC	Remaining Term	WA LTV	WA FICO
	HOUSTON	52	6,539,595.52	1.47	7.835	355	81.74	616
	PHOENIX	42	5,532,624.77	1.24	7.341	357	82.47	621
	CHICAGO	28	5,403,637.01	1.21	7.490	358	80.56	614
	ORLANDO	22	4,148,160.63	0.93	7.686	359	85.68	604
	MILWAUKEE	29	3,049,723.83	0.68	8.882	357	83.43	569
	TAMPA	16	3,000,491.11	0.67	7.812	359	86.86	592
	LAS VEGAS	15	2,887,274.09	0.65	7.281	359	79.82	628
	DETROIT	30	2,772,604.75	0.62	8.381	359	84.26	593
	PHILADELPHIA	24	2,730,569.17	0.61	7.618	350	84.23	587
	SAN ANTONIO	20	2,578,146.11	0.58	7.427	359	80.56	617
	Total:	2,898	445,638,230.59	100.00	7.544	357	81.51	612

I	What % of pool are CLTV above 90% and stated doc, IO, FICO below 600 or NOO?
	CLTV > 90	Loans	Balance ($)	% of Balance	Rate (%)	% stated Doctype	% IO Loans	% non-owner Occupied	% Fico Less Than 600
	91 - 100	394	61,445,720.98	13.79	8.080	-	21.02	8.59	73.11

J	What is max LTV for stated income and minimum FICO for stated income?
	MAX LTV, STATED INC.	-
	MIN FICO, STATED INC.	-

K	What is min FICO for loans above 90% LTV:	485

L	Seasoning hisotry - any over 3m?	YES

M	Excess spread?	-